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                                                        EXHIBIT 23.3



                                       August 17, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Gentlemen:

     We hereby consent to the inclusion of this firm under the section "Experts" in Amendment No. 3 to Form S-1 of Influence, Inc.



                                          Very truly yours,



                                         /s/ Levisohn, Lerner, Berger & Langsam
                                         --------------------------------------
                                         Levinsohn, Lerner, Berger & Langsam